SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549


                                  FORM 8-K


                               Current Report

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 12, 2000


                                ACE LIMITED
           (Exact name of registrant as specified in its charter)

  Cayman Islands                 1-11778              98-0091805
(State or other jurisdiction   (Commission    (I.R.S. Employer of Incorporation)
                                File Number)         Identification No.)

                 The ACE Building
            30 Woodbourne Avenue
               Hamilton, Bermuda                                HM 08
      (Address of principal executive offices)                 Zip Code)

Registrant's telephone number, including area code: (441) 295-5200

                               Not Applicable
       (Former name or former address, if changed since last report)






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Item 5.  Other Information

         On December 12, 2000, ACE Limited initiated legal action against CIGNA Corporation for breach of contract arising from ACE's $3.45 billion acquisition of CIGNA's property and casualty business. Included as an exhibit to this Current Report on Form 8-K is a copy of ACE's press release issued on December 13, 2000 relating to this action.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 13, 2000                          ACE LIMITED


                                           By:  Christopher Z. Marshall
                                                -----------------------
                                                Christopher Z. Marshall
                                                Chief Financial Officer






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                               EXHIBIT INDEX

Exhibit
Number                        Description
------                        -----------

99.1              Press Release, dated December 13, 2000